NEWS RELEASE

Broadcom Business Press Contact	Broadcom Financial Analyst Contact
Bill Blanning	T. Peter Andrew
Vice President, Public Relations	Vice President, Investor Relations
949-926-5555	949-926-5663
blanning@broadcom.com	pandrew@broadcom.com
Broadcom Reports Fourth Quarter and Year 2005 Results
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. — January 26, 2006 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its fourth quarter and year ended December 31, 2005.
Net revenue for the fourth quarter of 2005 was $820.6 million, an increase of 18.1% from the $695.0 million reported for the third quarter of 2005 and an increase of 52.1% from the $539.4 million reported for the fourth quarter of 2004. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the fourth quarter of 2005 was $194.8 million, or $.50 per share (diluted), compared with GAAP net income of $132.7 million, or $.35 per share (diluted), for the third quarter of 2005, and GAAP net income of $71.1 million, or $.20 per share (diluted), for the fourth quarter of 2004.
Net revenue for the year ended December 31, 2005 was $2.671 billion, an increase of 11.3% from the $2.401 billion reported for the year ended December 31, 2004. GAAP net income for the year ended December 31, 2005 was $411.7 million, or $1.10 per share (diluted). That amount compares with a GAAP net income of $218.7 million, or $.63 per share (diluted), for the year ended December 31, 2004.
Broadcom reports net income and basic and diluted net income per share in accordance with GAAP and supplementally on a non-GAAP basis, referred to in this release as “pro forma non-GAAP.” Broadcom’s presentation of pro forma non-GAAP financial information excludes certain charges related to acquisitions, stock-based compensation expense, employer payroll tax expense on certain stock option
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Broadcom Reports Fourth Quarter and Year 2005 Results

exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects of the foregoing adjustments, as well as income tax benefits from adjustments to tax reserves of foreign subsidiaries. Stock-based compensation expense includes the impact of restricted stock units and certain other equity compensation instruments issued by Broadcom as well as stock options and restricted stock assumed in acquisitions. Included in the calculation of weighted average shares outstanding used to compute both GAAP and pro forma non-GAAP net income per share are the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs. Reconciliations of GAAP net income to pro forma non-GAAP net income for the three months and years ended December 31, 2005 and 2004 appear in the financial statements portion of this release.
Pro forma non-GAAP net income for the fourth quarter of 2005, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $196.8 million, or $.50 per share (diluted). Broadcom reported pro forma non-GAAP net income of $148.0 million, or $.39 per share (diluted), for the third quarter of 2005, and pro forma non-GAAP net income of $80.7 million, or $.23 per share (diluted), for the fourth quarter of 2004.
Pro forma non-GAAP net income for the year ended December 31, 2005, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $548.6 million, or $1.47 per share (diluted). That amount compares with pro forma non-GAAP net income of $425.5 million, or $1.22 per share (diluted), for the year ended December 31, 2004.
Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses pro forma non-GAAP reporting to supplement its GAAP reporting and internally in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our operating results and to illustrate the results of operations giving effect to such pro forma non-GAAP adjustments. The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
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Broadcom Reports Fourth Quarter and Year 2005 Results

“Trends in communications and convergence provided a one-two punch that drove Broadcom to record levels of revenue, net income, and cash and marketable securities in 2005,” said Scott McGregor, Broadcom’s President and Chief Executive Officer. “The continued migration to Gigabit Ethernet in the enterprise, the convergence of voice and Wi-Fi® into broadband modems, the adoption of personal video recording and high definition video in cable, satellite and Internet Protocol (IP) set-top boxes, the convergence of video and audio in portable devices, and the adoption of Bluetooth® into cell phones, headsets and PCs are just some of the communications and convergence trends occurring in our end markets. Broadcom is delivering solutions that enable these next generation products and networks.”
“Our mission is to be the leading communications semiconductor company,” Mr. McGregor continued. “The migration of cable, satellite, telephone, cellular, enterprise and even home networks to handle voice, video and data is happening today. These communication and convergence trends are real and literally occurring in our hands with cellular handsets that act as a camera or camcorder, handle email and surf the Internet, and portable media players that are able to play both audio and video. Broadcom combines the depth and breadth of our product line and intellectual property with superior execution to take advantage of these large and growing opportunities.”
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its fourth quarter and year 2005 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by SEC Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, Thursday, February 9, 2006.
The financial results included in this release are unaudited. The complete, audited financial statements of the company for the year ended December 31, 2005 will be included in Broadcom’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission on or about February 13, 2006.
About Broadcom
Broadcom Corporation is a global leader in semiconductors for wired and wireless communications. Our products enable the delivery of voice, video, data and multimedia to and throughout the home, the
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Broadcom Reports Fourth Quarter and Year 2005 Results

office and the mobile environment. Broadcom provides the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom, one of the world’s largest fabless semiconductor companies with annual revenue of more than $2.5 billion, is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at 1-949-450-8700 or at www.broadcom.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release and in the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates,” "expects,” "intends,” "plans,” "predicts,” "believes,” "seeks,” "estimates,” "may,” "will,” "should,” "would,” "could,” "potential,” "continue,” "ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Our future reported GAAP-based results will be negatively affected by the implementation of new accounting rules related to the expensing of stock options, commencing in the first quarter of 2006. Other important factors that may affect Broadcom’s business, results of operations and financial condition include, but are not limited to, general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict; our ability to scale our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers; intellectual property disputes and customer indemnification claims and other types of litigation risk; the gain or loss of a key customer, design win or order; our dependence on a few significant customers for a substantial portion of our revenue; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; delays in the adoption and acceptance of industry standards in those markets; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; the effectiveness of our expense and product cost control and reduction efforts; our ability to timely and accurately predict
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Broadcom Reports Fourth Quarter and Year 2005 Results

market requirements and evolving industry standards and to identify opportunities in new markets; the quality of our products and any remediation costs; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly and test facilities; the risks and uncertainties associated with our international operations, particularly in light of recent events; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; the level of orders received that can be shipped in a fiscal quarter; and other factors.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Broadcom®, the pulse logo, Connecting everything® and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Wi-Fi® is a trademark of the Wi-Fi Alliance. Bluetooth® is a trademark of the Bluetooth SIG. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Fourth Quarter and Year 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net revenue	$820,605	$539,390	$2,670,788	$2,400,610
Cost of revenue(1)	388,060	270,200	1,263,477	1,191,927
Cost of revenue — stock-based compensation	513	95	1,746	1,367

Gross profit	432,032	269,095	1,405,565	1,207,316
Operating expense:
Research and development(1)	168,399	127,409	610,059	495,075
Research and development — stock-based compensation	12,070	5,591	40,569	58,611
Selling, general and administrative(1)	67,978	51,437	244,926	212,727
Selling, general and administrative — stock-based compensation	4,995	5,585	17,689	14,709
Amortization of purchased intangible assets	1,041	1,576	4,033	3,703
In-process research and development	1,800	—	43,452	63,766
Impairment of intangible assets	500	—	500	18,000
Settlement costs	—	500	110,000	68,700
Restructuring costs (reversal)	—	—	(2,500)	—

Income from operations	175,249	76,997	336,837	272,025
Interest income, net	18,254	6,028	51,207	15,010
Other income, net	108	765	3,465	7,317

Income before income taxes	193,611	83,790	391,509	294,352
Provision (benefit) for income taxes	(1,219)	12,649	(20,220)	75,607

Net income	$194,830	$71,141	$411,729	$218,745

Net income per share (basic)	$.56	$.22	$1.21	$.68

Net income per share (diluted)	$.50	$.20	$1.10	$.63

Weighted average shares (basic)	347,690	329,515	338,978	319,442

Weighted average shares (diluted)	390,893	353,803	373,964	349,037

(1)	Excludes stock-based compensation, which is presented separately by respective expense category. Stock-based compensation expense includes the impact of restricted stock units (RSUs) and certain other equity compensation instruments issued by Broadcom as well as stock options and restricted stock assumed in acquisitions. RSUs are share awards that entitle the holder to receive freely tradable shares of Broadcom’s Class A common stock upon vesting. Generally, RSUs vest pro rata on a quarterly basis over sixteen quarters from the date of grant.
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Broadcom Reports Fourth Quarter and Year 2005 Results

BROADCOM CORPORATION
Unaudited Reconciliation of Pro Forma Non-GAAP Adjustments
(In thousands)
     The following represents a reconciliation (unaudited) of GAAP net income to pro forma non-GAAP net income.

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
GAAP net income	$194,830	$71,141	$411,729	$218,745
Stock-based compensation:
Restricted stock units issued by Broadcom	11,761	2,714	35,195	2,790
Stock options and restricted stock assumed in acquisitions and certain other equity compensation instruments issued by Broadcom	5,817	8,557	24,809	71,897
Additional acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	2,773	3,593	11,081	12,821
Other operating expense	1,041	1,576	4,033	3,703
In-process research and development	1,800	—	43,452	63,766
Impairment of intangible assets	500	—	500	18,000
Employer payroll tax on certain stock option exercises:
Cost of revenue	123	26	309	284
Research and development	956	168	3,058	2,298
Selling, general and administrative	545	100	1,483	1,169
Settlement costs	—	500	110,000	68,700
Restructuring costs (reversal)	—	—	(2,500)	—
Gains on strategic investments, net	(12)	—	(1,163)	(5,231)
Non-operating gains	(274)	(90)	(920)	(2,676)
Income tax benefits from adjustments to tax reserves of foreign subsidiaries	(3,400)	(21,300)	(29,300)	(21,300)
Income tax effects	(19,684)	13,762	(63,204)	(9,468)

Pro forma non-GAAP net income	$196,776	$80,747	$548,562	$425,498

Pro Forma Non-GAAP Adjustments
The above pro forma non-GAAP adjustments are based upon our unaudited consolidated statements of operations for the periods shown. These adjustments are not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the above reconciliation, provides meaningful information and therefore uses it to supplement its GAAP reporting and internally in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Included in the calculation of weighted average shares outstanding used to compute both GAAP and pro forma non-GAAP net income per share are the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results and to illustrate the results of operations giving effect to the pro forma non-GAAP adjustments shown in the above reconciliation.
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Broadcom Reports Fourth Quarter and Year 2005 Results

BROADCOM CORPORATION
Unaudited Pro Forma Non-GAAP Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net revenue	$820,605	$539,390	$2,670,788	$2,400,610
Cost of revenue	385,164	266,581	1,252,087	1,178,822

Gross profit	435,441	272,809	1,418,701	1,221,788
Operating expense:
Research and development	167,443	127,241	607,001	492,777
Selling, general and administrative	67,433	51,337	243,443	211,558

Income from operations	200,565	94,231	568,257	517,453
Interest income, net	18,254	6,028	51,207	15,010
Other income (expense), net	(178)	675	1,382	(590)

Income before income taxes	218,641	100,934	620,846	531,873
Provision for income taxes	21,865	20,187	72,284	106,375

Pro forma non-GAAP net income	$196,776	$80,747	$548,562	$425,498

Pro forma non-GAAP net income per share (basic)	$.57	$.25	$1.62	$1.33

Pro forma non-GAAP net income per share (diluted)	$.50	$.23	$1.47	$1.22

Weighted average shares (basic)	347,690	329,515	338,978	319,442

Weighted average shares (diluted)	390,893	353,803	373,964	349,037

Pro Forma Non-GAAP Statements
The above pro forma non-GAAP statements are based upon our unaudited consolidated statements of operations for the periods shown, giving effect to the adjustments shown in the attached reconciliation. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The pro forma non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, Broadcom believes that pro forma non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses it to supplement its GAAP reporting and internally in evaluating operations, managing and benchmarking performance, and determining a portion of bonus compensation. Included in the calculation of weighted average shares outstanding used to compute both GAAP and pro forma non-GAAP net income per share are the dilutive effects of shares issued or issuable under Broadcom’s stock-based compensation programs. Broadcom has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results and to illustrate the results of operations giving effect to the pro forma non-GAAP adjustments shown in the attached reconciliation.
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Broadcom Reports Fourth Quarter and Year 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
Operating activities
Net income	$194,830	$71,141	$411,729	$218,745
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,991	14,541	53,413	75,166
Stock-based compensation:
Restricted stock units issued by Broadcom	11,761	2,714	35,195	2,790
Stock options and restricted stock assumed in acquisitions and certain other equity compensation instruments issued by Broadcom	5,817	8,557	24,809	71,897
Additional acquisition-related items:
Amortization of purchased intangible assets	3,814	5,169	15,114	16,524
In-process research and development	1,800	—	43,452	63,766
Impairment of intangible assets	500	—	500	18,000
Tax benefit realized from stock plans	—	24,698	—	81,798
Gain on strategic investments, net	(12)	—	(1,163)	(5,231)
Change in operating assets and liabilities:
Accounts receivable	(31,958)	73,665	(101,412)	23,631
Inventory	(31,249)	49,238	(65,234)	(22,310)
Prepaid expenses and other assets	11,915	(15,146)	(27,456)	(22,080)
Accounts payable	10,062	(44,850)	109,125	(57,186)
Accrued settlement liabilities	(79)	(24,500)	(10,653)	1,933
Other accrued liabilities	(56,434)	(12,875)	(40,711)	34,395

Net cash provided by operating activities	133,758	152,352	446,708	501,838
Investing activities
Purchase of property and equipment, net	(16,582)	(19,060)	(41,767)	(49,931)
Net cash paid for acquisitions	(33,305)	—	(111,454)	(74,846)
Net proceeds from sales (purchases) of strategic investments, net	(336)	(1,000)	1,426	2,015
Net proceeds (purchases) of marketable securities	131,972	(91,500)	(21,286)	(333,258)

Net cash provided by (used in) investing activities	81,749	(111,560)	(173,081)	(456,020)
Financing activities
Payment on assumed debt and other obligations	—	—	(2,482)	(2,203)
Net proceeds from issuance of common stock	144,508	38,287	461,291	256,308
Repurchases of Class A common stock	(57,860)	—	(153,752)	—

Net cash provided by financing activities	86,648	38,287	305,057	254,105

Increase in cash and cash equivalents	302,155	79,079	578,684	299,923
Cash and cash equivalents at beginning of period	1,135,121	779,513	858,592	558,669

Cash and cash equivalents at end of period	$1,437,276	$858,592	$1,437,276	$858,592

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	December 31,	September 30,	December 31,
	2005	2005	2004
	(In thousands)
Cash and cash equivalents	$1,437,276	$1,135,121	$858,592
Short-term marketable securities	295,402	424,320	324,041
Long-term marketable securities	142,843	145,897	92,918

Total cash, cash equivalents and marketable securities	$1,875,521	$1,705,338	$1,275,551

Increase from prior quarter end	$170,183

Increase from prior year end	$599,970

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Broadcom Reports Fourth Quarter and Year 2005 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$1,437,276	$858,592
Short-term marketable securities	295,402	324,041
Accounts receivable, net	307,356	205,135
Inventory	194,571	128,294
Prepaid expenses and other current assets	101,271	68,380

Total current assets	2,335,876	1,584,442
Property and equipment, net	96,438	107,160
Long-term marketable securities	142,843	92,918
Goodwill	1,149,602	1,062,188
Purchased intangible assets, net	7,332	17,074
Other assets	20,108	22,057

Total assets	$3,752,199	$2,885,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$289,069	$171,248
Wages and related benefits	69,837	42,697
Deferred revenue	2,053	3,648
Accrued liabilities	233,663	279,507

Total current liabilities	594,622	497,100
Long-term liabilities	12,138	22,753
Commitments and contingencies
Shareholders’ equity	3,145,439	2,365,986

Total liabilities and shareholders’ equity	$3,752,199	$2,885,839

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